SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
          Securities Exchange Act of 1934

               Date of Report (Date of earliest event
          reported):  November 14, 1996



                 GANDER MOUNTAIN, INC.
(Exact name of registrant as specified in its charter)


     Wisconsin            0-14579            39-1742710
  (State or other       (Commission        (IRS Employer
  jurisdiction of       File Number)       Identification
   incorporation)                               No.)


        P.O. Box 128, Highway W
          Wilmot, Wisconsin                    53192
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:
(414) 862-2331

     Item 5.  Other Events.

     Gander Mountain, Inc. (the "Company") together with two of its wholly owned subsidiaries, the Official
Committee of Unsecured Creditors and Holiday
Stationstores, Inc. filed a Joint Plan of
Reorganization (the "Plan") and Disclosure Statement in the United States Bankruptcy Court for the Eastern
District of Wisconsin on November 14, 1996. A hearing has been scheduled for December 13, 1996 to determine if the Disclosure Statement contains enough information for interested parties to make an informed decision about the Plan. Both the Plan and the Disclosure
Statement are attached hereto as exhibits.

     Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     99.1 Press Release issued by the Company on November 14, 1996

     99.2 Joint Plan of Reorganization of Gander
          Mountain, Inc., GRS, Inc., GMO, Inc., the
          Official Committee of Unsecured Creditors of
          Gander Mountain, Inc., and Holiday Stationstores,
          Inc., dated November 13, 1996

     99.3 Disclosure Statement Relating to Joint Plan of Reorganization, dated November 13, 1996

                      SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 18, 1996       GANDER MOUNTAIN, INC.



                                By:   /s/ Kenneth J. Guerrini
                                      -----------------------
                                      Kenneth J. Guerrini,
                                      General Controler

                     EXHIBIT INDEX


  Exhibit No.                            Description

     99.1                         Press Release

     99.2                         Joint Plan of Reorganization
                                  of Gander Mountain, Inc., GRS,
                                  Inc., GMO, Inc., The Official
                                  Committee of Unsecured Creditors
                                  of Gander Mountain, Inc., and
                                  Holiday Stationstores, Inc., dated
                                  November 13, 1996

     99.3 Disclosure Statement Relating to Joint Plan of Reorganization, dated November 13, 1996